Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

UNITY SOFTWARE INC.

AND

THE HOLDERS

DATED AS OF NOVEMBER 7, 2022

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS		1
1.1	Defined Terms	1

ARTICLE II INTERPRETATION		3
2.1	General Interpretive Principles	3

ARTICLE III SHELF REGISTRATION		4
3.1	Shelf Registration	4
3.2	Registration Statement Form	4
3.3	Conversion to Form S-3	4

ARTICLE IV SUSPENSION PERIODS		4
4.1	Company Suspension Period	4

ARTICLE V REGISTRATION PROCEDURES		5
5.1	Company Obligations	5
5.2	Holder Obligations	7

ARTICLE VI INDEMNIFICATION		7
6.1	Indemnification by the Company	7
6.2	Indemnification by the Holders	8
6.3	Notice of Claims, Etc.	8
6.4	Contribution	9

ARTICLE VII REGISTRATION EXPENSES		9
7.1	Registration Expenses	9

ARTICLE VIII MISCELLANEOUS		10
8.1	Notice Generally	10
8.2	Rule 144 and Regulation S Compliance	11
8.3	Additional Rights	11
8.4	Limitations on Registration Rights	11
8.5	Successors and Assigns	11
8.6	Amendments; Waivers	12
8.7	Calculations of Beneficial Ownership	12
8.8	No Third Party Beneficiaries	12
8.9	Remedies	12
8.10	Termination of Registration Rights	12
8.11	Severability	12
8.12	Headings	12
8.13	Governing Law; Jurisdiction	12
8.14	Counterparts and Facsimile Execution	13
8.15	Entire Agreement	13
8.16	Further Assurances	13
8.17	Authorship	13

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this agreement, as it may be amended, supplemented or restated from time to time in accordance with its terms, this “Agreement”), dated as of November 7, 2022, by and among Unity Software Inc., a Delaware corporation (the “Company”), and the Holders (as hereinafter defined).

ARTICLE I

DEFINITIONS

1.1 Defined Terms.

As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

“Action” has the meaning assigned to such term in Section 6.3.

“Affiliate” of a Person means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

“Closing” has the meaning assigned to such term in the Merger Agreement.

“Commission” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers and the staff thereof.

“Common Stock” means the common stock, par value US$0.000005 per share, of the Company or any capital stock of the Company or any successor into which such Common Stock is reclassified or reconstituted.

“Company” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Company Indemnified Person” has the meaning assigned to such term in Section 6.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Holders” means the Person named on Schedule I hereto and any transferee of Registrable Securities that succeeds to the rights hereunder pursuant to Section 8.5.

“Indemnified Person” has the meaning assigned to such term in Section 6.1.

“Indemnitee” has the meaning assigned to such term in Section 6.3.

“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of May 7, 2019, by and among the Company and the other parties thereto.

“Loss” and “Losses” have the meanings assigned to such terms in Section 6.1.

“Merger Agreement” the Agreement and Plan of Merger, dated as of July 13, 2022, by and among the Company, Ursa Aroma Merger Subsidiary Ltd. and ironSource Ltd.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus.

“register,” “registered” and “registration” mean a registration effected by preparing and filing with the Commission a Registration Statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such Registration Statement under the Securities Act.

“Registrable Securities” means (i) the shares of Common Stock issued to the Holders pursuant to the Merger Agreement, (ii) any shares of Common Stock issued or issuable with respect to any shares described in clause (i) by way of a stock dividend, stock split or combination of shares, (iii) any securities into which the shares of Common Stock described in clauses (i) or (ii) may be converted or exchanged pursuant to any merger, consolidation, sale of assets, corporate conversion, reclassification, recapitalization, share exchange, reorganization or other extraordinary transaction of the Company, and (iv) any securities issued in replacement of or exchange for any of the securities described in clauses (i), (ii) or (iii); provided, however, that any particular securities shall cease to constitute “Registrable Securities” for purposes of this Agreement to the extent that: (a) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of pursuant to such effective Registration Statement, (b) such Registrable Securities shall have been distributed, sold or otherwise transferred to any Person (other than an Affiliate or a direct or indirect equity owner of such Holder) pursuant to Rule 144, Regulation S or another applicable exemption from the Securities Act, and shall no longer bear a legend restricting transfer under the Securities Act and subsequent public distribution of them shall not require registration under the Securities Act, (c) such Registrable Securities are no longer outstanding or (d) with respect to the Registrable Securities held by any Holder, together with its Affiliates, the date on which such Holder, together with its Affiliates, is permitted to sell such Registrable Securities pursuant to Rule 144 with no volume or manner of sale limitations thereunder and with no requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1).

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Regulation S” means Regulation S (or any successor thereto) promulgated under the Securities Act.

“Rule 144” means Rule 144 (or any successor thereto) promulgated under the Securities Act.

“Rule 415” means Rule 415 (or any successor thereto) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Selling Stockholder Questionnaire” means the selling stockholder questionnaire substantially in the form attached as Exhibit A hereto.

“Suspension Period” has the meaning assigned to such term in Section 4.1(a).

ARTICLE II

INTERPRETATION

2.1 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to “Sections” refer to Sections of this Agreement. The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”

ARTICLE III

SHELF REGISTRATION

3.1 Shelf Registration. Subject to the other provisions hereof, including Article IV, as soon as reasonably practicable following the Closing, and in any event within thirty (30) days thereof, the Company shall file a Registration Statement or a prospectus supplement to an existing Registration Statement permitting the resale from time to time on a delayed or continuous basis pursuant to Rule 415 by the Holders of the Registrable Securities for which the Company has received completed Selling Stockholder Questionnaires. Subject to the other provisions hereof, including Article IV, the Company shall use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act, if applicable, as promptly as practicable after the filing thereof with the Commission and to keep such Registration Statement current and effective (including by preparing and filing with the Commission such amendments and supplements as may be necessary to keep such Registration Statement current and effective) for a period necessary for the completion of the resale of the Registrable Securities registered thereon.

3.2 Registration Statement Form. The Registration Statement filed pursuant to Section 3.1 shall be filed on (a) Form S-3, if the Company is then eligible to file a Registration Statement on Form S-3 with respect to the registration of the Registrable Securities (pursuant to the General Instructions to Form S-3) (“S-3 Eligible”), which Form S-3 shall be filed as an automatically effective Registration Statement if the Company is eligible for such filing, or (b) any other appropriate form under the Securities Act for the type of offering contemplated by a Holder, if the Company is not then S-3 Eligible.

3.3 Conversion to Form S-3. If the Registration Statement filed pursuant to Section 3.1 is not filed on a Form S-3 pursuant to Section 3.2(a) because the Company is not S-3 Eligible, then the Company shall use reasonable best efforts to convert any such filed Registration Statement to a Form S-3 Registration Statement as soon as reasonably practicable after the Company is eligible to use Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

ARTICLE IV

SUSPENSION PERIODS

4.1 Company Suspension Period.

(a) Notwithstanding anything to the contrary in this Agreement, if the Company determines in good faith that it would be materially detrimental to the Company and its stockholders for a Registration Statement to be filed pursuant to this Agreement or to either become effective or remain effective for as long as such Registration Statement otherwise would be required to remain effective, or to allow the Holders to sell securities pursuant to such Registration Statement, because such action would, (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) based on the reasonable advice of the Company’s counsel, require premature disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; (iii) require the inclusion or filing of pro forma financial statements, which requirement the Company is not reasonably able to comply with at such time; or (iv) render the Company unable to comply with the requirements under the Securities Act or the Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and/or to require the Holders not to sell securities pursuant to a Registration Statement or otherwise suspend the use or effectiveness of such Registration Statement, for a period of not more than fourty five (45) days (a “Suspension Period”) after the notice to the Holders is given; provided, however, that the Company may not invoke this right more than two (2) times in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such Suspension Period.

(b) In the event of any suspension pursuant to this Article IV, the Company shall use its reasonable best efforts to keep Holders apprised of the estimated length of the anticipated delay. Upon notice by the Company to the Holders of any determination to commence a Suspension Period, the Holders shall, except as required by applicable law, including any disclosure obligations under Section 13 of the Exchange Act, keep the fact of any such Suspension Period strictly confidential, and during any Suspension Period, promptly halt any offer, sale, trading or transfer of any Registrable Securities for the duration of the Suspension Period under the applicable Registration Statement until the Company has provided notice to the Holders that the Suspension Period has been terminated. The Company will notify the Holders promptly in writing upon the termination of the Suspension Period.

(c) The Company shall, as promptly as reasonably practicable following the termination of a Suspension Period, prepare and file a Registration Statement or post-effective amendment or supplement to the applicable Registration Statement or prospectus, or any document incorporated therein by reference, or prepare and file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include a material misstatement or omission and will be effective and useable for resale of Registrable Securities.

ARTICLE V

REGISTRATION PROCEDURES

5.1 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it shall:

(a) provide the Holders and their respective counsel a reasonable opportunity to review any Registration Statement or prospectus supplement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission and consider their comments in good faith;

(b) furnish to the Holders such number of conformed copies of such Registration Statement and of each such amendment thereto (in each case including all exhibits thereto, except that the Company shall not be obligated to furnish to any such Holder more than two copies of such exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such Registration Statement or Prospectus, as the Holders reasonably may request;

(c) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Holders reasonably shall request, except that the Company shall not, for any such purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(d) promptly notify the Holders, at any time when a Prospectus or Prospectus supplement relating thereto is required to be delivered under the Securities Act, upon the Company becoming aware that, or upon the occurrence of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the Registration Statement or supplementing of the Prospectus, and, as promptly as practicable (subject to Article IV), prepare and file with the Commission and any other appropriate authorities in the applicable jurisdictions, and furnish without charge to the Holders a reasonable number of copies of, a supplement or amendment to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such Registration Statement, each Holder agrees that it shall not enter into any transaction for the sale of any Registrable Securities pursuant to such Registration Statement during the time after the furnishing of the Company’s notice that the Company is preparing a supplement to or an amendment of such Prospectus or Registration Statement and until the filing and effectiveness thereof;

(e) promptly notify the Holders of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus;

(f) promptly notify the Holders of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the use of any Prospectus or the initiation of any proceedings for that purpose;

(g) use reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary or final Prospectus and, if any such order is issued, use reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment;

(h) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on a national securities exchange or trading system and each securities exchange and trading system, if any, on which similar securities issued by the Company are then listed or quoted (which shall be the New York Stock Exchange at Closing);

(i) reasonably cooperate with the Holders to facilitate the removal or modification of any restrictive legends attached to any Registrable Securities registered hereunder; and

(j) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement.

5.2 Holder Obligations. Each Holder agrees that it shall (and each Holder acknowledges and agrees that the Company’s obligations hereunder shall be subject to the Holder’s compliance with the following obligations) furnish to the Company a completed Selling Stockholder Questionnaire and promptly thereafter notify the Company of any changes to such information that would be required to be updated in a Registration Statement filed under this Agreement, including promptly notifying the Company if it becomes aware of any information regarding such Holder or its intended plan and method of distribution, as a result of which a Prospectus included in a Registration Statement hereunder, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and which untrue statement or omission requires amendment of the Registration Statement or supplementing of the Prospectus.

ARTICLE VI

INDEMNIFICATION

6.1 Indemnification by the Company. The Company shall indemnify and hold harmless to the fullest extent permitted by law each Holder, such Holder’s Affiliates and their respective officers, directors, managers, partners, members and representatives, and each of their respective successors and assigns, and each other Person, if any, who controls such Holder (each such Person being sometimes referred to as an “Indemnified Person”), against any and all losses, claims, damages, liabilities (joint or several) and reasonable expenses (including reasonable costs of investigations and reasonable legal expenses) (each a “Loss” and collectively “Losses”), to which such Indemnified Person may become subject, to the extent that such Losses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which such Registrable Securities were included for registration under the Securities Act, including any preliminary or summary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus) or any document incorporated by reference therein, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall have no obligation to provide any indemnification or reimbursement hereunder for any Losses arising out of or based on (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or other Indemnified Party expressly for inclusion in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement (a “Holder Fault”), or (ii) in the case of a sale directly by a Holder of Registrable Securities, if the Company, in accordance with Section 5.1(e), notified such Holder that a Prospectus included an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and corrected such misstatement or omission in an amended or supplemented Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the amended or supplemented Prospectus at or prior to such confirmation of sale.

6.2 Indemnification by the Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the Company’s controlled Affiliates and their respective officers, directors, managers, partners and representatives, and each of their respective successors and assigns (each such Person being sometimes referred to as a “Company Indemnified Person”), against Losses to which the Company or any such Persons may become subject, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon any Holder Fault; provided, that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under this Section 6.2 or Section 6.4 exceed the proceeds from the sale of Registrable Securities pursuant to the Registration Statement or Prospectus received by such Holder (net of any selling expenses paid by such Holder), except in the case of fraudulent misrepresentation or willful misconduct by such Holder.

6.3 Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 6.1 or Section 6.2 (an “Indemnitee”) of notice of the commencement of any action or proceeding (an “Action”) involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, each indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee reasonably promptly after receiving the aforesaid notice, to assume the defense thereof with counsel selected by such indemnifying party and reasonably satisfactory to such Indemnitee; provided, however, that the Company in any event shall have the right to, as the case may be, retain or assume control of the defense of any Action brought against the Company. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the indemnifying party shall not have employed counsel to take charge of the defense of such Action, reasonably promptly after notice of the commencement thereof or (ii) such Indemnitee reasonably shall have concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party that, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i) or (ii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of counsel for the Indemnitee shall be borne by the indemnifying party; it being understood, however, that the indemnifying party shall not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnitees hereunder, or for fees and expenses that are not reasonable. Anything in this Section 6.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent. No indemnifying party shall, without the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which the Indemnitee would be entitled to indemnification or contribution hereunder (whether or not the Indemnitee is an actual party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes an admission of fault, culpability or a failure to act by or on behalf of the Indemnitee.

6.4 Contribution. If the indemnification provided for in this Article VI is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

ARTICLE VII

REGISTRATION EXPENSES

7.1 Registration Expenses. The Company shall pay all expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Registrable Securities), (iii) printing, duplicating, distribution, mailing and delivery expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company, (vi) the reasonable fees and expenses of any special experts retained by the Company, (vii) fees and expenses in connection with listing, if applicable, the Registrable Securities on a securities exchange, (xiii) fees and disbursements of the registrar and transfer agent of the Common Stock, and (xiv) reasonable fees and expenses of one counsel to the selling stockholders (such fees and expenses of counsel in an aggregate amount not to exceed $50,000). Notwithstanding the foregoing, in connection any offerings pursuant to a Registration Statement filed in accordance with this Agreement, each Holder shall pay (a) any fees and expenses of brokers or counsel (other than the one counsel referenced above) to such Holder and (b) any applicable transfer or similar taxes.

ARTICLE VIII

MISCELLANEOUS

8.1 Notice Generally. Any notice, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by electronic mail (with receipt acknowledged), addressed as follows:

(a) if to any Holder, addressed to it at the address set forth next to such Holder’s name on Schedule I attached hereto; and

(b) and if to the Company, at:

Unity Software Inc. 30 3rd Street San Francisco, CA 94103 Attn: Nora Go, Assistant Corporate Secretary Email: norag@unity3d.com with copies to:
Morrison & Foerster LLP 425 Market Street San Francisco, CA 94105 Attn: Eric T. McCrath David Slotkin Email: EMcCrath@mofo.com dslotkin@mofo.com or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served and received on the date on which personally delivered, with receipt acknowledged, delivered via electronic mail, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

8.2 Rule 144 and Regulation S Compliance. The Company covenants that it will use reasonable best efforts to (a) timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Holder, use reasonable best efforts to make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S), and (b) take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Regulation S or any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

8.3 Additional Rights. In the event the Company engages in a merger or consolidation in which the Common Stock is converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to the Holders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights that would conflict with the provisions of this Agreement, the Company shall modify, or cause to be modified, any such “inherited” registration rights so as not to interfere in any material respects with the rights provided under this Agreement, unless otherwise agreed by the Holders then holding a majority of the then-outstanding Registrable Securities.

8.4 Limitations on Registration Rights. Notwithstanding anything to the contrary provided herein, the rights set forth in this Agreement shall be subordinate to the registration rights set forth in the Investor Rights Agreement.

8.5 Successors and Assigns. Any Holder may assign its rights under this Agreement to (i) any Affiliate transferee of all or a portion of such Holder’s Registrable Securities or (ii) any non-Affiliate transferee of such Holder’s Registrable Securities; provided, that, in the case of a non-Affiliate transferee, after giving effect to such transfer, such non-Affiliate transferee beneficially owns Registrable Securities that represent not less than 1.0% of the outstanding shares of Common Stock as of the date of such transfer; and provided, further, that in each case, such transferee agrees in writing in form and substance reasonably acceptable to the Company to be bound by the terms of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.6 Amendments; Waivers. This Agreement may be amended, supplemented or otherwise modified and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by the Company and Holders then holding a majority of the Registrable Securities; provided that if (x) any such modification, amendment, supplement, termination or waiver would adversely and disproportionately affect any Holder in a manner different than the Holders voting in favor thereof, for a reason other than a difference in the amount or percentage of Registrable Securities beneficially owned by such Holder, such modification, amendment, supplement, termination or waiver will also require the prior written approval of the holders of a majority of the Registrable Securities held by the Holder(s) so adversely and disproportionately affected. No provision of this Agreement affecting a party may be waived except pursuant to a writing signed by the party so waiving.

8.7 Calculations of Beneficial Ownership. Any calculations of beneficial ownership for purposes of this Agreement shall be calculated in accordance with Rule 13(d) of the Exchange Act.

8.8 No Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies on any persons that are not party hereto other than as expressly set forth in Article VI.

8.9 Remedies. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

8.10 Termination of Registration Rights. This Agreement shall automatically terminate as to any Holder at such time when such Holder ceases to hold any Registrable Securities. This Agreement shall terminate automatically, and the Company shall have no further obligations hereunder, at such time when no Holder holds Registrable Securities. The rights and obligations set forth in Article VI shall survive any termination of this Agreement.

8.11 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8.12 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

8.13 Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 8.1, such service to become effective ten days after such mailing.

8.14 Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by electronic (.pdf) signatures and an electronic (.pdf) signature shall constitute an original for all purposes.

8.15 Entire Agreement. This Agreement (i) embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein and (ii) supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

8.16 Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

8.17 Authorship. The parties agree that the terms and language of this Agreement are the result of negotiations among the parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

Unity Software Inc.

By:	/s/ Luis Felipe Visoso
Name: Luis Felipe Visoso
Title: Chief Financial Officer

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

HOLDERS:

Viola Ventures GP 3 Ltd.

By:	/s/ Shlomo Dovrat; /s/ Itzik Avidor
Name: Shlomo Dovrat; Itzik Avidor
Title: Authorized Signatories

Viola Ventures III, L.P.
By: Viola Ventures GP 3 Ltd. (its General Partner)

By:	/s/ Shlomo Dovrat; /s/ Itzik Avidor
Name: Shlomo Dovrat; Itzik Avidor
Title: General Partner; Partner and CFO

Tomer Bar-Zeev

By:	/s/ Tomer Bar-Zeev
Name: Tomer Bar-Zeev

Agathy Holdings Ltd.

By:	/s/ Tomer Bar-Zeev
Name: Tomer Bar-Zeev
Title: Director

David Kostman

By:	/s/ David Kostman
Name: David Kostman

Shlomo Dovrat

By:	/s/ Shlomo Dovrat
Name: Shlomo Dovrat

Signature Page to Registration Rights Agreement